Exhibit 10.2

AMENDMENT NO. 2 TO SUBORDINATION AGREEMENT

THIS AMENDMENT NO. 2 TO SUBORDINATION AGREEMENT (this “Amendment”) is made as of this 2nd day of August, 2017, by and among JACKSON INVESTMENT GROUP, LLC, a Georgia limited liability company, as purchaser and holder of the Subordinated Note (as defined below) and as secured party under the Subordinated Security Documents (as defined below) (“Subordinated Lender”), STAFFING 360 SOLUTIONS, INC., a Delaware corporation (“Parent”), certain of the Parent’s subsidiaries party hereto, and MIDCAP FUNDING X TRUST, a Delaware statutory trust and successor by assignment from MidCap Financial Trust, as Agent for the financial institutions or other entities from time to time parties to the Senior Loan Agreements (as hereinafter defined) (acting in such capacity, “Agent”), and as a Lender, or such then present holder or holders of the Senior Loan (as hereinafter defined) as may from time to time exist (the “Lenders,” and collectively with the Agent, the “Senior Lenders”). References in this Agreement to “Subordinated Lender”, “Subordinated Lenders”, “each Subordinated Lender” or otherwise with respect to any one or more of the Subordinated Lenders shall mean each and every person included from time to time in the term “Subordinated Lender” and any one or more of the Subordinated Lenders, jointly and severally, unless a specific Subordinated Lender is expressly identified.

RECITALS

A.PEOPLESERVE, INC., MONROE STAFFING SERVICES, LLC, PEOPLESERVE PRS, INC., FARO RECRUITMENT AMERICA, INC., LIGHTHOUSE PLACEMENT SERVICES, INC. and any additional borrower that may hereafter be added to the Senior Loan Agreement (as hereinafter defined) (collectively, “Borrowers”), Parent, Agent and Senior Lenders have entered into a Credit and Security Agreement dated as of April 8, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Loan Agreement”) pursuant to which, among other things, Senior Lenders have made certain loans and financial accommodations to Borrowers and the other Credit Parties (as hereafter defined).  Parent has guaranteed the obligations of Borrowers pursuant to that certain Payment Guaranty dated April 8, 2015 (the “Parent Guaranty”).  All of Borrower’s obligations to Senior Lenders under the Senior Loan Agreement and the other Senior Loan Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired personal property of Borrowers and Parent.

B.Subordinated Lender has extended to Parent, or may in the future extend to Parent, loans and other financial accommodations or Parent may become obligated to the Subordinated Lender for the payment of money.

C. Parent, certain of the Parent’s subsidiaries party hereto, Subordinated Lender and Agent have entered into that certain Subordination Agreement dated January 25, 2017 (as amended hereby and as it may be further amended, modified and restated from time to time, the “Subordination Agreement”). All other capitalized terms used but not defined herein shall have the meanings set forth in the Subordination Agreement.

D. It is proposed that Parent shall enter into a 10% Subordinated Secured Note dated the date hereof in an aggregate principal sum of $1,600,000 to be issued by Parent in favor of Subordinated Lender in the form attached hereto as Exhibit A (the “August 2017 Subordinated Note”).

E.As an inducement to and as one of the conditions precedent to the agreement of Agent and Senior Lenders to permit the August 2017 Subordinated Note under the Senior Loan Agreement, Agent and Senior Lenders have required the execution and delivery of this Amendment by Subordinated Lender, Parent and certain of the Parent’s subsidiaries party hereto.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Subordinated Lender, Parent and certain of the Parent’s subsidiaries party hereto hereby agree as follows:

1.Recitals.   The Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.Amendment to Subordination Agreement.

(a)Section 1 (Definitions) of the Subordination Agreement is hereby amended to add the following defined term in its alphabetical order as follows:

“Second Amendment Closing Date” shall mean August 2, 2017.

(b)The defined terms “Permitted Subordinated Debt Payments” and “Subordinated Note” in Section 1 (Definitions) of the Subordination Agreement are hereby amended and restated, respectively, in their entirety as follows:

“Permitted Subordinated Debt Payments” means payments of regularly scheduled payments of principal and interest on the Subordinated Debt, in each case due and payable on a non-accelerated basis in accordance with the terms of the Subordinated Debt Documents in effect as of the Second Amendment Closing Date.

“Subordinated Note” shall mean, collectively, (i) that certain 6% Subordinated Secured Note dated as of January 25, 2017, in the principal amount of $7,400,000, issued by Parent to Subordinated Lender pursuant to the Subordinated Note Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, (ii) that certain 6% Subordinated Secured Note dated as of April 4, 2017, in the principal amount of $1,650,000, issued by Parent to Subordinated Lender pursuant to the Subordinated Note Agreement, and (iii) that certain 10% Subordinated Secured Note dated as of August 2, 2017, in the principal amount of $1,600,000, issued by Parent to Subordinated Lender, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement together with any and all promissory notes at any time issued in substitution, exchange or replacement thereof.

4.Subordinated Lender hereby reaffirms Section 2.6 of the Subordination Agreement that the Agent shall have a first priority perfected security interest in the Collateral, as evidenced by the order of recorded UCC financing statements on record against Parent.   Subordinated Lender may (and hereby also authorizes Agent (or its designee) to) file a UCC financing statement with the Delaware Secretary of State against Parent on behalf of Subordinated Lender, naming Subordinated Lender as Secured Party and describing the Collateral as “all assets” (the “Second Financing Statement”), which Second Financing Statement shall be filed after August 2, 2017, the UCC financing statement filed against Parent naming Agent as Secured Party and describing the Collateral.  Subordinated Lender hereby authorizes Agent (or its designee) to file, not earlier than three hundred and sixty-six (366) days after confirmation that the Second Financing Statement has been filed of record with the Delaware Secretary of State, a financing statement amendment (the “Financing Statement Amendment”) terminating any financing statement on record prior to August 2, 2017 against Parent with the Delaware Secretary of State with the Subordinated Lender as secured party (the “Existing Financing Statement”) so as to ensure that Agent has a first priority

2

perfected security interest in the Collateral, as evidenced by the order of UCC financing statements on record against Parent.  Subordinated Lender covenants and agrees that it will not subsequently file any amendment to the collateral description set forth on the Existing Financing Statement after the Financing Statement Amendment has been filed.  For the avoidance of doubt, this Section shall not authorize the Agent (or its designee) to at any time file any amendment or termination statement in respect of the Second Financing Statement, except to the extent such amendment or termination is expressly permitted to be filed by the Agent (or its designee) pursuant to the Subordination Agreement.

5.Limited Consent. At the request of and as an accommodation to the Subordinated Lender, pursuant to the terms of Section 3.2 of the Subordination Agreement, Agent hereby consents to (i) the August 2017 Subordinated Note and (ii) the Second Omnibus Amendment and Reaffirmation Agreement in the form attached hereto as Exhibit B, each as an amendment, modification or supplement to the terms of the Subordinated Debt.  The limited consent set forth in this Section 4 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Subordination Agreement or of any other Senior Loan Document; (b) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Senior Loan Agreement or any other Senior Loan Document; (c) waive any Event of Default that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Subordinated Lender on the one hand, or Agent or any Lender, on the other hand.

6.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Subordination Agreement (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the parties hereto.

7.Miscellaneous.

(a)Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(b)Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

3

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Agreement constitute an instrument executed and delivered under seal, the parties have caused this Amendment to be executed under seal as of the date first written above.

AGENT:MIDCAP FUNDING X TRUST,

a Delaware statutory trust

By:          Apollo Capital Management, L.P.,

                its investment manager

By:          Apollo Capital Management GP, LLC,

   its general partner

By: __/s/ Maurice Amsellem_______________

Name:  Maurice Amsellem

Title:  Authorized Signatory

Agent’s Signature Page to Amendment No. 2 to Subordination Agreement

SUBORDINATED LENDER:

JACKSON INVESTMENT GROUP, LLC

By: __/s/Douglas B. Kline____________ (SEAL)

Name: Douglas B. Kline

Title:  CFO

PARENT:

STAFFING 360 SOLUTIONS, INC.

By :__/s/ Brendan Flood__________(Seal)

Name:  Brendan Flood
Title:  Executive Chairman

SUBSIDIARIES:

MONROE STAFFING SERVICES, LLC
By :__/s/ Brendan Flood__________(Seal)
Name: Brendan Flood Title: Executive Chairman

PEOPLESERVE, INC.

By :__/s/ Brendan Flood__________(Seal)

Name:  Brendan Flood
Title:  Executive Chairman

FARO RECRUITMENT AMERICA, INC.

By :__/s/ Brendan Flood__________(Seal)

Name:  Brendan Flood
Title:  Executive Chairman

LIGHTHOUSE PLACEMENT SERVICES, INC.

By:__/s/ David Faiman___________(Seal)

Name:  David Faiman
Title:  Chief Financial Officer

PEOPLESERVE PRS, INC.

By :__/s/ Brendan Flood__________(Seal)

Name:  Brendan Flood
Title:  Executive Chairman

Credit Parties’ Signature Page to Amendment No. 2 to Subordination Agreement

EXHIBIT A

August 2017 Subordinated Note

[see attached]

NEITHER THIS NOTE, NOR ANY SECURITIES CONSTITUTING INTEREST CONVERSION SHARES (DEFINED BELOW) THAT MAY BE ISSUED AS PROVIDED HEREIN, HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT.  THIS NOTE AND ANY SECURITIES CONSTITUTING INTEREST CONVERSION SHARES (DEFINED BELOW) THAT MAY BE ISSUED AS PROVIDED HEREIN, MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The indebtedness and securities evidenced hereby are subordinated in accordance with and subject to the terms of that certain Subordination Agreement (as amended, restated, supplemented or modified from time to time, the “Subordination Agreement”), dated as of January 25, 2017, by and among Jackson Investment Group, LLC, a Georgia limited liability company, (“Subordinated Lender”), Staffing 360 Solutions, Inc., a DELAWARE corporation (“Parent”), certain of the Parent’s subsidiaries party thereto and MidCap Funding X Trust, in its capacity as agent (together with its affiliates and their respective successors and assigns, “Senior Agent”) for the Senior Lenders (as defined in the Subordination Agreement), AS AMENDED BY AMENDMENT NO. 1 DATED APRIL 5, 2017, and each holder and transferee of this instrument or agreement, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

10% SUBORDINATED SECURED NOTE

$1,600,000.00August 2, 2017

FOR VALUE RECEIVED, the undersigned, STAFFING 360 SOLUTIONS, INC., a Delaware corporation (the “Company”), hereby promises to pay to Jackson Investment Group, LLC (together with its successors and assigns, the “Purchaser”), the principal sum of ONE Million SIX HUNDRED THOUSAND Dollars ($1,600,000.00) on October 2, 2017 (or such earlier date upon any acceleration of this Note as provided for herein, the “Maturity Date”), together with interest (computed on the basis of a 360-day year of twelve 30 day months) (a) on the unpaid balance hereof at the rate of ten percent (10%) per annum, accruing from and after the date hereof and until the entire principal balance of this 10% Subordinated Secured Note (this “Note”) shall have been repaid in full, and (b) to the extent permitted by law, on any overdue payment of principal or interest, at a rate per annum from time to time equal to five percent (5%) in excess of the rate of interest otherwise payable hereunder.

Payments of principal, interest and any other amount due with respect to this Note are to be made in lawful money of the United States of America at the address of the Purchaser as specified in Section 10.1

1

US2008 13185155 4

of the Purchase Agreement (defined below) or at such other place as shall have been designated by the Purchaser by written notice from the Purchaser to the Company.

This Note has been issued pursuant to that certain Note and Warrant Purchase Agreement, dated as of January 25, 2017, among the Company, the Subsidiary Guarantors party thereto and the Purchaser, as amended by that certain Omnibus Amendment and Reaffirmation Agreement dated as of April 5, 2017, among Company, the Subsidiary Guarantors and the Purchaser and that certain Second Omnibus Amendment and Reaffirmation Agreement dated as of the date hereof, among Company, the Subsidiary Guarantors and the Purchaser (as so amended, and as the same may be further amended, restated supplemented or modified from time to time, the “Purchase Agreement”), and is entitled to the benefits thereof and is secured by and entitled to the benefits of the Security Documents and is guaranteed by each of the Subsidiary Guarantors pursuant to the guaranty provided for in Article 4 of the Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Purchase Agreement.

This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount (less any principal amount repaid prior to such transfer in accordance with the Purchase Agreement) will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.  The transfer or assignment of this Note by the Purchaser is subject to the provisions of Section 10.5 of the Purchase Agreement, and so long as no Default or Event of Default exists, the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

This Note is subject to optional prepayment, in whole or from time to time in part, without penalty or premium, subject to the notice and other requirements as provided in Section 2.4(b) of the Purchase Agreement.

All accrued and unpaid interest on the outstanding principal balance of the Subordinated Note shall be due and payable in full on the Maturity Date.

If an Event of Default occurs and is continuing, the principal of this Note and accrued interest on this Note may be accelerated and declared or otherwise become due and payable in the manner and with the effect provided in the Purchase Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS). THE TERMS OF SECTIONS 10.12 AND 10.13 OF THE PURCHASE AGREEMENT WITH RESPECT TO SUBMISSION TO JURISDICTION, CONSENT TO SERVICE OF PROCESS, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE COMPANY AGREES TO SUCH TERMS.

In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by Applicable Law and, in the event any such excess payment is made by the Company or received by Purchaser, such excess sum shall be credited as a payment of principal or, if no principal shall remain outstanding, shall be refunded to the Company.  It is the express intent hereof that Company shall not pay and Purchaser not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under Applicable Law.

2

US2008 13185155 4

The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

STAFFING 360 SOLUTIONS, INC.

By: ______________________

Name: Brendan Flood

Title:   Executive Chairman

3

US2008 13185155 4

EXHIBIT B

Second Omnibus Amendment and Reaffirmation Agreement

[see attached]

SECOND OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

THIS SECOND OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Agreement”), dated as of August 2, 2017, is by and among Staffing 360 Solutions, Inc. (the “Company”), Faro Recruitment America, Inc. (“Faro”), Monroe Staffing Services, LLC (“Monroe”), Longbridge Recruitment 360 Limited (“Longbridge”), The JM Group (IT Recruitment) Limited (“JM”), PeopleServe, Inc. (“PSI”), PeopleServe PRS, Inc. (“PRS”), and Lighthouse Placement Services, Inc. (“Lighthouse” and together with each of the Company, Faro, Monroe, Longbridge, JM, PSI and PRS, collectively, the “Obligors”) and Jackson Investment Group, LLC (the “Purchaser”).

WHEREAS, the Obligors and the Purchaser are parties to that certain Note and Warrant Purchase Agreement, dated as of January 25, 2017, as amended by that certain Omnibus Amendment and Reaffirmation Agreement dated as of April 5, 2017 among Obligors and the Purchaser (as so amended and as the same may further be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement) pursuant to which the Company issued (i) that certain Subordinated Secured Promissory Note, dated January 25, 2017, in the principal amount of $7,400,000 (as amended, restated, supplemented or otherwise modified from time to time, the “Original Subordinated Note”), and (ii) that certain Subordinated Secured Promissory Note, dated April 5, 2017 in the principal amount of $1,650,000 (as amended, supplemented, restated or otherwise modified from time to time, the “Second Subordinated Note”; together with the Original Subordinated Note referred to herein as the “Prior Notes”) to the Purchaser in exchange for the purchase price therefore;

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company desires to issue a new subordinated secured promissory note in the principal amount of $1,600,000 (as amended, supplemented, restated or otherwise modified from time to time, the “Third Subordinated Note”) pursuant to the terms of the Purchase Agreement;

WHEREAS, the obligations of the Company and the other Obligors under the Third Subordinated Note, the Prior Notes and the Purchase Agreement are and shall be secured by (i) that certain Security Agreement, dated as of January 25, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Obligors and the Purchaser and (ii) that certain Pledge Agreement, dated as of January 25, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”); and

WHEREAS, it is a condition precedent to the issuance of the Third Subordinated Note and the payment of the purchase price by the Purchaser for such note, that the parties enter into this Agreement to, among other things, (i) provide that the obligations of the Company in respect of the Third Subordinated Note, together with the Prior Notes and all other “Obligations” as such term is defined in the Purchase Agreement, are and at all times hereafter shall continue to be guaranteed by the Subsidiary Guarantors pursuant to Article 4 of the Purchase Agreement and secured by the liens and security interests granted by the Obligors pursuant to the Security Agreement and the Pledge Agreement and (ii) amend certain provisions of the Purchase Agreement.

NOW THEREFORE, in order to induce the Purchaser to purchase the Third Subordinated Note and make available to the Borrower the proceeds thereof in accordance with the terms thereof and of the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

US2008 13185231 3

1.Amendments to the Purchase Agreement.

A.Section 1.1 if hereby amended by amending and restating the following defined terms in their entity with the applicable definitions set forth below:

“Closing” means, collectively or individually, as context may require, the Original Closing, the Second Closing and the Third Closing.

“Closing Date” means, collectively or individually, as context may require, the Original Closing Date, the Second Closing Date and the Third Closing Date.

“Maturity Date” means (i) in respect of the Original Subordinated Note, July 25, 2018, or such earlier date upon the acceleration thereof pursuant to Section 9.2 hereof, (ii) in respect of the Second Subordinated Note, June 8, 2019, or such earlier date upon the acceleration thereof pursuant to Section 9.2 hereof; provided, that in the event that the Obligors’ Debt under the MidCap Credit Agreement is at any time hereafter discharged by payment in full in cash or if otherwise consented to in writing by MidCap Senior Agent, the “Maturity Date” in respect of the Second Subordinated Note shall be July 25, 2018, or such earlier date upon the acceleration thereof pursuant to Section 9.2 hereof, and (iii) in respect of the Third Subordinated Note, October 2, 2017, or such earlier date upon the acceleration thereof pursuant to Section 9.2 hereof.

“Obligations” shall mean all present and future debt, liabilities and obligations of the Company owing to the Purchaser, or any Person entitled to indemnification hereunder, or any of their respective successors, permitted transferees or permitted assigns, arising under or in connection with this Agreement, the Original Subordinated Note, the Second Subordinated Note, the Third Subordinated Note or any other Note Document.

“Pay Proceeds Letter” means (i) in respect of the Original Subordinated Note, that certain Pay Proceeds Letter, dated the Original Closing Date, executed by the Company and addressed to the Purchaser, (ii) in respect of the Second Subordinated Note, that certain Second Pay Proceeds Letter, dated the Second Closing Date, executed by the Company and addressed to the Purchaser, and (iii) in respect of the Third Subordinated Note, that certain Pay Proceeds Letter, dated as of the Third Closing Date, executed by the Company and addressed to the Purchaser.

“Subordinated Note” means, collectively or individually, as the context may require, the Original Subordinated Note, the Second Subordinated Note and the Third Subordinated Note.

“Transaction Documents” means collectively, this Agreement, the Original Subordinated Note, the Second Subordinated Note, the Third Subordinated Note, the Security Documents, the Warrant Documents, the Post-Closing Letter Agreement, the MidCap Intercreditor Agreement, the Acknowledgment and Reaffirmation Agreement, the Pay Proceeds Letter, the Second Pay Proceeds Letter, the Third Pay Proceeds Letter, together with any other guaranty now or hereafter executed by any Obligor in favor of the Purchaser, and all consents, notices, documents, certificates and instruments heretofore, now or hereafter executed by or on behalf of any Obligor, and delivered to the Purchaser in connection with this Agreement, the Security Documents, the Warrant or the transactions contemplated thereby, each as amended, restated, supplemented or otherwise modified from time to time.

B.Section 1.1 of the Purchase Agreement is hereby further amended by adding the following new definitions in appropriate alphabetical order:

US2008 13185231 3

“Second Omnibus Agreement” means that certain Second Omnibus and Reaffirmation Agreement, dated as of August 2, 2017, by and among the Obligors and the Purchaser as may be amended, restated, supplemented or otherwise modified from time to time.

“Third Closing” shall mean the closing of the purchase and sale of the Third Subordinated Note, and the payment of the Third Purchase Price therefor, as contemplated by this Agreement and the other Transaction Documents.

“Third Closing Date” shall mean the date upon which all conditions in Section 4 of the Second Omnibus Agreement have been satisfied (or waived in writing by Purchaser in its sole discretion) and the Third Closing has occurred.

“Third Subordinated Note” shall mean, collectively, the 10% Subordinated Secured Promissory Note, dated the Third Closing Date, in the principal amount of One Million Six Hundred Thousand Dollars ($1,600,000) issued by the Company to the Purchaser on the Third Closing Date pursuant to Section 2.1(c), and each other subordinated promissory note now or hereafter delivered to the Purchaser in substitution, replacement or exchange thereof, in each case as amended, restated, supplemented or modified from time to time pursuant to the provisions of this Agreement.

C.Section 2 of the Purchase Agreement is hereby amended by adding a new Section 2.1(c) immediately following Section 2.1(b) to read in its entirety as follows:

2.1(c) Purchase and Sale of Third Subordinated Note.  The Company hereby agrees to sell to the Purchaser and, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company contained herein, Purchaser agrees to purchase from the Company the Third Subordinated Note for an aggregate total purchase price of One Million Six Hundred Thousand Dollars ($1,600,000) (the “Third Purchase Price”), subject to the conditions as provided below in this Section and to the satisfaction of each of the conditions precedent set forth in Section 4 of the Second Omnibus Agreement, to be paid in a single advance of One Million Six Hundred Thousand Dollars ($1,600,000) (the “Third Advance”) on the Third Closing Date, as provided in the immediately succeeding sentence.  Upon satisfaction of all conditions to the Third Closing set forth in Section 4 of the Second Omnibus Agreement, at the Third Closing the Purchaser shall pay the Third Advance to the Company by wire transfer pursuant to the instructions of the Company as set forth in the Third Pay Proceeds Letter.  For the avoidance of doubt, if the conditions precedent set forth in Section 4 of the Second Omnibus Agreement are not satisfied (or waived in writing by Purchaser in its sole discretion), then Purchaser shall be under no obligation to purchase the Third Subordinated Note and pay the Third Purchase Price and, in such case, Purchaser shall return to the Company the Third Subordinated Note, which shall not be considered issued and outstanding unless and until the Third Closing has occurred (as evidenced by payment of the Third Advance to the Company as provided above in this Section 2.1(c) on the Third Closing Date).

D.Section 2 of the Purchase Agreement is hereby further amended by deleting the first sentence of Section 2.3(b) in the entirety and replacing it with the following:

2.3(b)Notwithstanding anything to the contrary contained in Original Subordinated Note, the Second Subordinated Note, the Third Subordinated Note or any other Transaction Document, the Purchaser shall have the sole option (exercised in its sole discretion) to receive, in lieu of any cash interest payment otherwise due and payable under any Subordinated Note (other than the Third Subordinated Note, which shall be cash pay interest only), up to one-half (50%) of such cash interest payment in the form of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company, at the conversion rate of $1.50 per share of Common Stock and on the terms as further specified in the Original Subordinated Note and the Second Subordinated Note.

US2008 13185231 3

F.Section 7 of the Purchase Agreement is hereby amended by deleting the first sentence of Section 7.14(a) in its entirety and replacing it with the following:

7.14(a)Registration Rights. The Interest Conversion Shares issuable to pay accrued interest under the Subordinated Note pursuant to Section 2.3(b), the Warrant Exercise Shares (as defined in the Warrant Agreement) issuable upon exercise of Warrants, and the Commitment Fee Shares, will be included in an existing Form S-3 Shelf Registration Statement with a resale prospectus through an amendment to such registration statement if permitted or through a new resale registration statement, either of which shall be filed by the Company with the SEC at the Company’s sole expense not later than (i) in respect of the Interest Conversion Shares issuable to pay accrued interest under the Original Subordinated Note, the Warrant Exercise Shares and the Initial Commitment Fee Shares, forty-five (45) days after the Closing Date (ii) in respect of the Interest Conversion Shares issuable to pay accrued interest under the Second Subordinated Note, Second Subordinated Note Fee Shares and the Maturity Extension Fee Shares, forty-five (45) days of the Second Closing Date, and (iii) in respect of Third Subordinated Note Fee Shares, forty-five (45) days of the Third Closing Date.

G.Section 7 of the Purchase Agreement is hereby amended by deleting Section 7.15 in the entirety and replacing it with the following:

7.15Closing Commitment Fee.  The Company shall issue to the Purchaser 1,650,000 shares of the Company's Common Stock (the "Initial Commitment Fee Shares") as a closing commitment fee, which fee shall be due and payable in full and such shares shall be issued not later than five (5) days after the Original Closing Date. The Initial Commitment Fee Shares shall be evidenced by an original share certificate duly executed and validly issued and delivered by the Company to the Purchaser, representing 1,650,000 shares of Common Stock of the Company.  In connection with the closing of the Second Subordinated Note, the Company hereby covenants and agrees that it shall issue to the Purchaser a total of 667,905 shares of the Company’s Common Stock (the “Second Subordinated Note Fee Shares”), as a closing commitment fee, which fee shall be due and payable in full as follows:  296,984 of such shares shall be issued and delivered by Company to Purchaser on the Second Closing Date and 370,921 of such shares shall be issued and delivered by Company to Purchaser not later than three (3) Business Days after the earlier of (i) approval by the shareholders of the Company of the issuance of the Warrant shares and the Second Subordinated Note Fee Shares to the Purchaser or (ii) such time as NASDAQ listing requirements no longer require such approval. The Second Subordinated Note Fee Shares shall be evidenced by one or more original share certificates duly executed and validly issued and delivered by the Company to the Purchaser, representing an aggregate amount of 667,905 shares of Common Stock of the Company.  In the event the Company has not fully and irrevocably discharged all of the Obligations arising under the Second Subordinated Note by the payment in full in cash on or prior to July 16, 2018 (the “Fee Trigger Date”), the Company shall issue to the Purchaser 200,000 shares of the Company’s Common Stock (the “Maturity Extension Fee Shares”). In connection with the closing of the Third Subordinated Note, the Company hereby covenants and agrees that it shall issue to the Purchaser a total of 160,000 shares of the Company’s Common Stock (the “Third Subordinated Note Fee Shares”; and together with the Initial Commitment Fee Shares, the Second Subordinated Note Fee Shares, the Maturity Extension Fee Shares referred to herein collectively as the “Commitment Fee Shares”)), as a closing commitment fee, which fee shall be fully earned on the Third Closing Date and all of the Third Subordinated Note Fee Shares shall be issued and delivered by Company to Purchaser not later than three (3) Business Days after the Third Closing Date. The Third Subordinated Note Fee Shares shall be evidenced by one or more original share certificates duly executed and validly issued and delivered by the Company to the Purchaser, representing an aggregate amount of 160,000 shares of Common Stock of the Company.

US2008 13185231 3

H.Amendments to Security Documents.

A.The Security Agreement is hereby amended as follows: (i) the term “Secured Obligations” as defined in the Security Agreement shall be deemed to include, without limitation, the following additional obligations (a) all obligations, covenants, agreements and liabilities, of the Company and the other Obligors under the Transaction Documents (including, without limitation, the Third Subordinated Note), and (b) the obligation of the Company to pay all amounts when due under the Third Subordinated Note and the other Transactions Documents including, without limitation, all principal, accrued interest, fees and other amounts, (ii) all references in the Security Agreement to the “Note” shall be deemed to also refer to the Third Subordinated Note and (ii) all references in the Security Agreement to the “Note Documents” shall be deemed to refer to the Transaction Documents as defined in the Purchase Agreement as amended hereby.

B.The Pledge Agreement is hereby amended as follows: (i) the term “Secured Obligations” as defined in the Pledge Agreement shall be deemed to include, without limitation, the following additional obligations (a) all obligations, covenants, agreements and liabilities, of the Company and the other Obligors under the Transaction Documents (including, without limitation, the Third Subordinated Note and (b) the obligation of the Company to pay all amounts when due under the Third Subordinated Note and the other Transactions Documents including, without limitation, all principal, accrued interest, fees and other amounts, (ii) all references in the Pledge Agreement to the “Note” shall be deemed to also refer to the Third Subordinated Note and (ii) all references in the Pledge Agreement to the “Note Documents” shall be deemed to refer to the Transaction Documents as defined in the Purchase Agreement as amended hereby.

3.Reaffirmation. Each of the Obligors hereby reaffirms (a) all of its obligations under the Transaction Documents, and agrees that this Agreement and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge any Obligor’s obligations under the Transaction Documents, and (b) the continuing security interests in its respective assets granted in favor of the Purchaser pursuant to the Security Documents.  Each of the Obligors hereby (i) acknowledges and consents to the execution, delivery and performance of this Agreement and the Third Subordinated Note, (ii) acknowledges and agrees that its guarantee of the Obligations includes, without limitation, all principal, interest, fees and other amounts now or hereafter due by the Company under the Third Subordinated Note, and the other Transaction Documents, (iii) ratifies all the provisions of, and reaffirms its obligations under, the guarantee set forth in Article 4 of the Purchase Agreement and any other Transaction Document to which it is a party and confirms that all provisions of each such document are and shall remain in full force and effect in accordance with its terms, and (iv) reaffirms the continuing security interests in its assets granted in favor of the Purchaser pursuant to the Security Documents.

4.Conditions Precedent: This Agreement shall not become effective until and the obligations of the Purchaser to purchase the Third Subordinated Note and pay the Third Purchase Price therefore are subject to satisfaction (or waiver by the Purchaser in its sole discretion, which such waiver must be in writing signed by Purchaser and specifically reference this Section 4) of each of the following conditions:

A.No Injunction, etc.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of, this Agreement or the Third Subordinated Note or the consummation of the transactions contemplated hereby or thereby, or which, in Purchaser’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the Third Subordinated Note.

US2008 13185231 3

B.Documentation.  The Purchaser shall have received, on or prior to the Third Closing Date, the following, each in form and substance satisfactory to the Purchaser and its counsel:

(i)duly executed counterparts of this Agreement;

(ii)the Third Subordinated Note in the principal amount of One Million Six Hundred Thousand Dollars ($1,600,000) duly executed and issued by the Company to the Purchaser;

(iii)the Third Pay Proceeds Letter, duly executed by the Company, directing application of the proceeds of the funded Third Purchase Price to (i) the payment of fees and expenses owed by the Company to the Purchaser of no more than $15,000, (ii) to pay and satisfy in full that certain arbitration award in the aggregate amount of $1,581,232.71 in favor of Simon Dealy, et al. against the Company converted to judgment and awarded pursuant to that certain Memorandum and Order of the United States District Court, Southern District of New York, dated July 6, 2017 (the “Arbitration Award”), and (iii) to pay attorney’s fees relating to the Arbitration Award, as provided in such Third Pay Proceeds Letter, all in form and substance satisfactory to the Purchaser; and

(v)delivery to Purchaser of a copy of resolutions adopted by the governing board of the Company and each Subsidiary Guarantor, authorizing the execution, delivery and performance of this Agreement, the Third Subordinated Note (in the case of the Company) and other related transaction documents;

C.MidCap Approval.  Purchaser shall have received evidence satisfactory to it of the consent of MidCap Funding X Trust to the incurrence of Debt under the Third Subordinated Note pursuant to the terms and conditions of an amendment to the MidCap Intercreditor Agreement in a form and substance satisfactory to the Purchaser in its sole discretion.

D.No Material Adverse Effect.  No Material Adverse Effect has occurred since December 31, 2016.

E.No Default, Etc.  No Default or Event of Default shall exist, other than the entry of the Arbitration Award.

F.Representations Accurate.  All representations and warranties made by the Obligors contained herein or in any other Transaction Document shall be true and correct in all material respects on and as of the Third Closing Date.  In addition to the foregoing, the Obligors hereby represent and warrant to the Purchaser that (i) since the Original Closing Date, no default, breach or other violation has occurred under or with respect to any Material Contract (including, without limitation, the Existing Senior Secured Debt Documents), (ii) no default, breach or other violation shall arise under any Material Contract (including, without limitation, the Existing Senior Secured Debt Documents) as a result of the Obligors’ execution, delivery and performance of the Third Subordinated Note, this Agreement and the other documents, instruments and agreements contemplated hereby including, without limitation, the incurrence of indebtedness under the Existing Senior Debt Documents and (iii) since the Original Closing, there have been no amendments, modifications, waivers, extensions, forbearances or other alterations of any Material Contract (including, without limitation, the Existing Senior Debt Documents).

G.Payment of Fees and Expenses.  The Company shall have paid to the Purchaser all fees and other amounts due and payable to the Purchaser, including but not limited to the payment of all reasonable and documented out-of-pocket fees and expenses of legal counsel and other advisors to the Purchaser in connection with the transactions contemplated by this Agreement and the Third Subordinated Note and the preparation, negotiation, execution and delivery of the Transaction Documents contemplated thereby, not to exceed $15,000.  The Company hereby authorizes the Purchaser to deduct from the proceeds of the Third

US2008 13185231 3

Purchase Price to be paid for the Third Subordinated Note pursuant to Section 2.1(c) of the Purchase Agreement all such fees and expenses to the extent not paid directly by the Company on or prior to the Third Closing Date.

5.Release.  The Obligors hereby remise, release, acquit, satisfy and forever discharge the Purchaser and its respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Purchaser of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had or now has against the Purchaser and its respective agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Purchaser (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever arising from, in connection with or in relation to any of the Transaction Documents (including this Agreement) through the date hereof; provided, that the foregoing clause shall not apply to a Releasee in the event of fraud or willful misconduct of the such Releasee.  Without limiting the generality of the foregoing, the Obligors waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of the Purchaser or other Releasees on or prior to the date hereof; provided, that the foregoing clause shall not apply to a Releasee in the event of fraud or willful misconduct of such Releasee.

6.This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmissions, e.g. .pdf), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.This Agreement shall be deemed and shall constitute a “Note Document” and “Transaction Document” as such terms are defined in the Purchase Agreement. Except as modified and amended herein, the Purchase Agreement, the Security Agreement and Pledge Agreement remain in full force and effect.

8.THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

[SIGNATURE PAGES TO FOLLOW]

US2008 13185231 3

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Omnibus Amendment and Reaffirmation Agreement to be duly executed by its authorized officers, and the Purchaser, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

COMPANY: STaffing 360 solutions, inc. By: ______________________ Name: Brendan Flood Title: Executive Chairman

SUBSIDIARY GUARANTORS:

FARO RECRUITMENT AMERICA, INC.

By: ______________________

Name: Brendan Flood

Title:   Executive Chairman

MONROE STAFFING SERVICES, LLC

By: ______________________

Name:  Brendan Flood

Title:    Executive Chairman

US2008 13185231 3

STAFFING 360 SOLUTIONS LIMITED

By: ______________________

Name:  Brendan Flood

Title:    Executive Chairman

LONGBRIDGE RECRUITMENT 360 LIMITED

By: ______________________

Name: Brendan Flood

Title:   Executive Chairman

THE JM GROUP (IT RECRUITMENT) LIMITED

By: ______________________

Name:  Brendan Flood

Title:    Executive Chairman

PEOPLESERVE, INC.

By: ______________________

Name:  Brendan Flood

Title:    Executive Chairman

PEOPLESERVE PRS, INC.

By: ______________________

Name:  Brendan Flood

Title:    Executive Chairman

LIGHTHOUSE PLACEMENT SERVICES, INC.

By: ______________________

Name:  David Faiman

Title:    Secretary and Treasurer

PURCHASER:

JACKSON INVESTMENT GROUP, LLC

By: ______________________

Name:  Richard L. Jackson

Title:    Chief Executive Officer

US2008 13185231 3